UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
December 13, 2005
INGRAM MICRO INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12203	62-1644402
(State of incorporation	(Commission File	(I.R.S. Employer
or organization)	Number)	Identification No.)
1600 E. St. Andrew Place
Santa Ana, CA 92799-5125
(Address, including zip code of Registrant’s principal executive offices)
Registrant’s telephone number, including area code: (714) 566-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5
EXHIBIT 99.6

Item 1.01 Entry into a Material Definitive Agreement.
On December 13, 2005, the Human Resources Committee of the Board of Directors of Ingram Micro Inc. (the “Company”) took the following actions:
•	Established objective performance metrics over a three-year period for payout of restricted stock related awards under the Company’s 2006 Executive Long-Term Performance Share Program (the “2006 ELTP”) pursuant to the Company’s Executive Incentive Plan and the Company’s 2003 Equity Incentive Plan (the “2003 Plan”). Minimum performance standards were also established below which no payments will be made. The Company’s executive officers are eligible to participate in the 2006 ELTP.

•	Established objective performance metrics for the 2006 fiscal year for payout of cash awards under the Company’s 2006 Annual Executive Incentive Award Program (the “2006 AEIAP”). The Company’s executive officers are eligible to participate in the 2006 AEIAP.

•	Approved an increase exceeding 10%, effective December 31, 2005, in the annual base salary of the following executive officer:
– William D. Humes, Executive Vice President and Chief Financial Officer (from $385,000 to $430,000)
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Current form of Non-Qualified Stock Option Award Agreement (U.S.) for awards granted under the 2003 Plan

99.2	Current form of Non-Qualified Stock Option Award Agreement (Non-U.S.) for awards granted under the 2003 Plan

99.3	Current form of Restricted Stock Award Agreement for time vested awards granted under the 2003 Plan

99.4	Current form of Restricted Stock Unit Award Agreement for time vested awards granted under the 2003 Plan

99.5	Current form of Restricted Stock Award Agreement for performance vested awards granted under the 2003 Plan

99.6	Current form of Restricted Stock Unit Award Agreement for performance vested awards granted under the 2003 Plan

2

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.

By:	/s/ Larry C. Boyd

Name:	Larry C. Boyd
Title:	Senior Vice President,
Secretary and General Counsel
Date: December 16, 2005

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Current form of Non-Qualified Stock Option Award Agreement (U.S.) for awards granted under the 2003 Plan

99.2	Current form of Non-Qualified Stock Option Award Agreement (Non-U.S.) for awards granted under the 2003 Plan

99.3	Current form of Restricted Stock Award Agreement for time vested awards granted under the 2003 Plan

99.4	Current form of Restricted Stock Unit Award Agreement for time vested awards granted under the 2003 Plan

99.5	Current form of Restricted Stock Award Agreement for performance vested awards granted under the 2003 Plan

99.6	Current form of Restricted Stock Unit Award Agreement for performance vested awards granted under the 2003 Plan